UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2004

DIGITAL ANGEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

1-15177

52-1233960

(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Villaume Avenue, South St. Paul, MN 55075
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s telephone number, including area code) (651) 455-1621

Not applicable.
(Former name or former address, if changed since last report.)

Item 5.                                                           Other Events.

Digital Angel Corporation (the “Company”) (AMEX: DOC) announced today that the Company has signed a 10-year exclusive product supply and distribution agreement with Schering-Plough Animal Health Corporation, a wholly-owned subsidiary of Schering-Plough Corporation (NYSE: SGP). A copy of the press release making this announcement is attached hereto as Exhibit 99.1.

Item 7.                                                           Exhibits and Reports on Form 8-K.

(a)                      No financial statements are required to be filed as part of this Current Report on Form 8-K.

(b)                     No pro forma financial information is required to be filed as part of this Current Report on Form 8-K.

(c)                      The following exhibits are filed as part of this Current Report on Form 8-K

99.1            Press Release dated August 19, 2004 regarding Schering-Plough Animal Health Corporation

99.2            Press Release dated August 18, 2004 regarding Conference Call

Item 9.                                                           Regulation FD Disclosure

In the Company’s conference call of today, August 19, 2004, at 10:30 a.m. Eastern Time (9:30 a.m. Central Time), the Chief Executive Officer and President of the Company will update the public on the Company’s animal applications group activities, including the national livestock ID program.  A replay of the conference call via the internet will also be accessible shortly after the conclusion of the conference call through www.digitalangelcorp.com. A replay of the conference call accessible by telephone will be available for ten days starting at 7:00 a.m. Eastern Time (6:00 a.m. Central Time) on August 20. To access the replay, call toll-free in the U.S. and Canada 877-519-4471 and enter conference identification code #5095748. International callers can dial 973-341-3080 and enter conference identification code #5095748 to hear the replay by phone.

Forward-Looking Statements

Some of the Information included in this Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. You can identify these statements by forward-looking words such as “may,” “will,” “expect,” “anticipate,” “believe,” “intend,” “estimate,” “continue,” and similar words. You should read statements that contain these words carefully for the following reasons: such statements discuss our future expectations, such statements contain projections of future earnings or financial condition and such statements state other forward-looking information. Although it is important to communicate our expectations, there may be events in the future that we are not accurately able to predict or over which we have no control. The risk factors included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 provide examples of such risks, uncertainties and events that may cause actual results to differ materially from our expectations and the forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, as we undertake no obligation to update these forward-looking statements to reflect ensuing events or circumstances, or subsequent actual results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2004

/s/ James P. Santelli
Digital Angel Corporation
James P. Santelli
Vice-President of Finance and Chief Financial Officer